UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

LLC Interest Purchase Agreement

On December 15, 2015, Albany Molecular Research, Inc., a Delaware corporation (“AMRI”) and Brian W. Mulhall and Alan Weiss (the “Sellers”), as the members of Whitehouse Analytical Laboratories, LLC (“Whitehouse”), entered into a definitive LLC Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which AMRI purchased 100% of Whitehouse’s membership interests (the “Transaction”) for $54 million cash (the “Cash Consideration”) and, in the event that certain conditions are met, shares of common stock, par value $0.01, of AMRI valued at $2 million (the “Stock Consideration”).

The Stock Consideration, if issued, will consist of unregistered securities issued in accordance with applicable securities laws and subject to transfer restrictions. The Cash Consideration may be adjusted in connection with a working capital post-closing adjustment in accordance with the terms of the Purchase Agreement. AMRI has agreed to issue the Stock Consideration, subject to Whitehouse achieving a certain financial target, within 90 days after the end of Whitehouse’s 2015 fiscal year. AMRI deposited $5.4 million of the Cash Consideration in an escrow account with Wilmington Trust, N.A. to be held in escrow and distributed in accordance with the terms of the Escrow Agreement (as defined in the Purchase Agreement).

The parties to the Purchase Agreement have made certain customary representations, warranties and covenants, among others: (i) representations by the Sellers with respect to Whitehouse’s business, operations and financial condition, (ii) covenants by the Sellers to keep information relating to Whitehouse’s business confidential, (iii) covenants by each Seller to not compete with Whitehouse’s business and to not solicit employees from Whitehouse or AMRI, and (iv) covenants by AMRI and the Sellers to cooperate on specified matters.

A copy of the Purchase Agreement will be filed as an exhibit to AMRI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which will be filed with the SEC in the first quarter of 2016. The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 2.01.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 3.02.

The Transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended the (“Securities Act”) afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On December 15, 2015, AMRI issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
(1)	The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information
(1)	The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

Date: December 21, 2015	By:	/s/ Lori M. Henderson
Name: Lori M. Henderson Title: Senior Vice-President, General Counsel & Secretary

EXHIBIT INDEX

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 15, 2015.